Operating Leases	12 Months Ended
Dec. 31, 2011
Operating Leases [Abstract]
OPERATING LEASES

NOTE 11 – OPERATING LEASES

The Corporation currently maintains three operating leases for branch office locations. The first operating lease, for our location in Birmingham, was originated in September 2005 and had an original term of 66 months with an option to renew for an additional five year period. The original term of this was extended during 2011 for an additional three year term.

The second operating lease, for our location in Escanaba, was executed in December 2008, the terms of which began in April 2009. The original term of this lease is three years and will automatically renew and extend for four additional consecutive terms of two years each, but either party may elect to terminate by providing notice of such election to the other party at least 120 days prior to the end of the then-current term. The additional terms call for a lease adjustment based on the Consumer Price Index at time of renewal. The Corporation signed an extension on this lease through September 2012. The Corporation is currently in the process of building a new banking facility in Escanaba to replace its current leased location.

The third operating lease, for a second location in Manistique, was executed in April 2010, the terms of which began at that time. The original term of this lease is three years and will automatically renew and extend for four additional consecutive terms of two years each.

Future minimum payments, by year and in the aggregate, under the initial terms of the operating lease agreements, consist of the following (dollars in thousands):

2012	$228
2013	190
2014	47

Total	$465

Rent expense for all operating leases amounted to $260,000 in 2011, $270,000 in 2010, and $207,000 in 2009.